Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception


                                      01-Feb-98
Distribution Date

13-Mar-98
Payment Date


16-Mar-98

*** Trust Portfolio Summary ***
Annualized Cash Yield

                                                            19.39%
Annualized Gross Losses

                                                            -8.26%
Annualized Portfolio Yield

                                                            11.13%
Contractual Delinquency Status of Credit Lines:    (Principal /
Principal)
     30 -   59 days  ($)
200862028.15
     30 -   59 days (%)

                                                            4.85%
     60 -   89 days ($)
80391767.38
     60 -   89 days (%)

                                                            1.94%
     90 - 119 days ($)
53626449.76
     90 - 119 days (%)

                                                            1.29%
   120 - 149 days ($)
44352184.03
   120 - 149 days (%)

                                                            1.07%
   150 - 179 days ($)
42834618.78
   150 - 179 days (%)

                                                            1.03%
   180 - 209 days ($)
38552484.52
   180 - 209 days (%)

                                                            0.93%
   210 - 239 days ($)
35397555.53
   210 - 239 days (%)

                                                            0.85%
   240 - 269 days ($)
34619703.45
   240 - 269 days (%)

                                                            0.84%
   270 - 299 days ($)
30676450.22
   270 - 299 days (%)

                                                            0.74%
   300+ days  ($)
                                                         5024238.08
   300+ days (%)
0.12%
Additional Balances on Existing Credit Lines (draws - principal only)
55,005,189.70
Principal Collections
124,696,876.98
Defaulted Receivables
29,208,372.19
Finance Charge  & Administrative Collections
67,311,554.70
Recoveries
1,257,948.00
Average Principal Balance
4,244,152,943.70
Personal Homeowner Lines as % of Total Principal

                                                            30.15%


Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:

                                                            24
Distribution Date:
13-Mar-98
Payment Date:
16-Mar-98
Collection Period Beginning:
01-Feb-98
Collection Period Ending:
28-Feb-98
Note and Certificate Accrual Beginning:
17-Feb-98
Note and Certificate Accrual Ending:
16-Mar-98

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount

                                        7.90%
OC Balance as % of Ending Participation Invested Amount

                                        8.11%
OC Balance as % of Ending Participation Invested Amount (3 month aver
                                        7.73%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test

                                        ---
Is the MAP Over?

                                                            0.00
Is this the Early Amortization Period?

                                                            0.00
Interest Allocation Percentage Calculation:
Numerator
546,794,115.12
Denominator - Component (x) - Aggregate Receivables & Partc.
Interest
4,244,152,943.70
Denominator - Component (y) - Aggregate Numerators

3,738,948,467.55
Applicable Interest Allocation Percentage

                                                            12.88%
Principal Allocation Percentage Calculation:
Numerator
546,794,115.12
Denominator - Component (x) - Aggregate Receivables & Partc.
Interest                                          4,244,152,943.70
Denominator - Component (y) - Aggregate Numerators
3,738,948,467.55
Applicable Principal Allocation Percentage

                                                            12.88%
Default Allocation Percentage Calculation:
Numerator
546,794,115.12
Denominator - Component (x) - Aggregate Receivables & Partc.
Interest
4,244,152,943.70
Denominator - Component (y) - Aggregate Numerators
3,738,948,467.55
Default Allocation Percentage (Floating Allocation Percentage)

                                                            12.88%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount
9,842,294.07
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))
3,763,051.48
Excess of (i) 1.8% of Part. Inv.
Amt.  over (ii) Series Part. Interes
6,079,242.59
Minimum Principal Amount
6,079,242.59
Investor Principal Collections
8,978,706.70
Investor Finance Charge and Admin. Collections (4.11a)
8,834,130.40
Investor Allocated Defaulted Amounts
3,763,051.48
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance
546,794,115.12
Beginning Participation Invested Amount
546,794,115.12
Ending Participation Unpaid Principal Balance
534,052,356.94
Ending Participation Invested Amount
534,052,356.94
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%)

Note Interest and Certificate Yield Amounts Due Pursuant to Sec.
3.05
2,261,293.00
Participation Invested Amount x 25bps per annum
113,915.44
Participation Interest Distribution Amount
2,976,990.18
Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin. Collections (4.11a)
8,834,130.40
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)

                               0.00
Series Participation Interest  Monthly Interest (Sec. 4.11 (a)(ii))

2,976,990.18
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))
3,763,051.48
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11
(a)(i
                                        0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))
911,323.53
Excess (Sec. 4.11 (a)(vi))
1,182,765.21
Reconciliation Check

                                                            0.00
Series Participation Interest Monthly Principal
12,741,758.18
Beginning Unreimbursed Participation Interest Charge-Offs

                                        0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))

                                                            0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11
(a)(i
                                        0.00
Ending Unreimbursed Participation Interest Charge-Offs

                                        0.00
Available Investor Principal Collections
12,741,758.18
Participation Interest Distribution Amount
2,976,990.18
Series Participation Interest Charge-Offs

                                                            0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due Pursuant to Sec.
3.05
2,261,293.00
Excess Interest
715,697.18
Beginning Net Charge-Offs

                                                            0.00
Reversals

                                                            0.00
+Available Investor Principal Collections
12,741,758.18
+Series Participation Interest Charge Offs

                                                            0.00
+ Lesser of Excess Interest and Carryover Charge Offs

                                                            0.00
Optimum Monthly Principal
12,741,758.18
Are the Notes Retired ?

                                                            0.00
Accelerated Principal Payment
113,915.44
Beginning Class A Security Balance
341,880,699.31
Beginning Class B Security Balance
136,244,640.00
Beginning Certificate  Security Balance
25,455,360.00
Beginning Overcollateralization Amount plus APP
43,327,331.26
Beginning Class A Adjusted Balance
341,880,699.31
Beginning Class B Adjusted Balance
136,244,640.00
Beginning Certficate  Adjusted Balance
25,455,360.00
Beginning Overcollateralization Amount plus APP
43,327,331.26
Class A Balance After Payment pursuant to clause (iv)
329,138,941.13
Class B Balance After Payment pursuant to clause (v)
136,244,640.00
Certificate Balance After Payment pursuant to clause (vi)
25,455,360.00
Class B Minimum Adjusted Principal Balance
49,000,000.00
Certificate Minimum Adjusted Principal Balance
4,900,000.00
Minimum Overcollateralization Amount




13,300,000.00
Certificate Minimum Balance Target




16,183,922.62
Scheduled Certificate Payment to Certificate Minimum Balance Target




9,271,437.38
Class A Targeted Balance




277,707,225.61
Class B Targeted Balance




135,486,609.42
Certificate Targeted Balance




17,933,801.91
Class A:  Payment Required to get to Target




64,173,473.69
Class B:  Payment Required to get to Target or Minimum Adjusted
Balan



758,030.58
Certificate:  Payment Required to get to Target or Minimum Adjusted
B



7,521,558.09
OC:  Payment to get to Minimum Overcollateralization Amount




30,027,331.26
Section 3.05 Payment of Principal and Interest;  Defaulted Interest

                                        0.00
Pay Certificate Yield in step (i) (1= Yes)

                                                            1.00
Remittances on the Participation




15,718,748.36
Interest and Yield
(i)     Pay Class A Interest Distribution (Sec. 3.05 (i)(a))




1,498,719.52
(ii)    Pay Class B Interest Distribution (Sec. 3.05 (i)(b))




636,092.16
(iii)   Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c))




126,481.32
Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal Balance (Sec. 3.05
(ii)(a))



12,741,758.18
(v)    Pay Class B to Targeted Principal Balance (Sec. 3.05
(ii)(b))
                                                            0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec. 3.05
(i)(
                                        0.00
Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance (Sec. 3.05
(iii)
                                                            0.00
(vii)  Pay OC Remaining Optimal Monthly Principal Amount (Sec. 3.05
(
                                        0.00
Principal up to the Accelerated Principal Payment Amount
(viii) (a  )  Pay Class A to Targeted Principal Balance (Sec. 3.05
(v



113,915.44
(viii) (b  )  Pay Class B to Targeted Principal Balance (Sec. 3.05
(v
                                        0.00
(viii) (c  )  Pay Class A to zero (Sec. 3.05 (v)(c))

                                                            0.00
(viii) (d  )  Pay Class B to zero (Sec. 3.05 (v)(d))

                                                            0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))

                                                            0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))

                                                            0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec. 3.05
(
                                                            0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec. 3.05
(vi)(d))
                                        0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))




601,781.74
Total Reconciliation Check
(shou
                                                            0.00
Accelerated Principal Reconciliation                  (should equal
$
                                                            0.00
Optimum Monthly Principal Reconciliation        (should equal
charge-
                                        0.00
BOND SUMMARY:
Beginning Class A Note Security Balance




$341,880,699.31
Beginning Class B Note Security Balance




$136,244,640.00
Beginning Certificate Security Balance




$25,455,360.00
Beginning Overcollateralization Amount




$43,213,415.82
Beginning Class A Adjusted Balance




$341,880,699.31
Beginning Class B Adjusted Balance




$136,244,640.00
Beginning Certficate  Adjusted Balance




$25,455,360.00
Beginning Overcollateralization Amount




$43,213,415.82
Ending Class A Note Security Balance




$329,025,025.68
Ending Class B Note Security Balance




$136,244,640.00
Ending Certificate Security Balance




$25,455,360.00
Ending Overcollateralization Amount




$43,327,331.26
Ending Class A Adjusted Balance




$329,025,025.68
Ending Class B Adjusted Balance




$136,244,640.00
Ending Certficate  Adjusted Balance




$25,455,360.00
Ending Overcollateralization Amount




$43,327,331.26
Class A Note Rate Capped at 13%




5.845000%
Class B Note Rate Capped at 15%




6.225000%
Certificate Rate Capped at 16%




6.625000%
Class A Interest Due




$1,498,719.52
Class B Interest Due




$636,092.16
Certificate Yield  Due




$126,481.32
Class A Interest Paid




$1,498,719.52
Class B Interest Paid




$636,092.16
Certificate Yield Paid




$126,481.32
Class A Unpaid Interest

                                                            $0.00
Class B Unpaid Interest

                                                            $0.00
Certificate Unpaid Yield

                                                            $0.00
Class A Principal Paid




$12,855,673.62
Class B Principal Paid

                                                            $0.00
Certificate Principal Paid


             $0.00
OC Principal Paid

                                                            $0.00
Beginning Class A Net Charge-Off

                                                            $0.00
Beginning Class B Net Charge-Off

                                                            $0.00
Beginning Certificate Net Charge-Off

                                                            $0.00
Beginning OC Net Charge-Off

                                                            $0.00
Reversals Allocated to Class A

                                                            $0.00
Reversals Allocated to Class B

                                                            $0.00
Reversals Allocated to Certificates

                                                            $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments




$113,915.44
 Total Charge-Offs:

                                                            $0.00
Charge-Offs Allocated to Class A

                                                            $0.00
Charge-Offs Allocated to Class B

                                                            $0.00
Charge-Offs Allocated to Certificates

                                                            $0.00
Charge-Offs Allocated to OC                            $0.00
Ending Class A Net Charge-Off                          $0.00
Ending Class B Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                      $0.00
Ending OC Net Charge-Off                               $0.00
Bond Balance Reconciliation    (should equal $0.00)    $0.00
Certificate Balance/Participation Invested Amount (Beginning of
Month  4.6554%
Designated Certificate / Certificate Security (Balance Beginning of
M
1.003168%
Designated Certificate  - Beginning of Month
$255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(         $0.00
Designated Certificate  - End of Month
$255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)
$1,268.82
Designated Certificateholder Accelerated Principal Payments -
Beginni
$3,313,415.82
Accelerated Principal Payment (Sec. 3.05 (v))
$113,915.44
Payments to Holder of Designated Certificate in respect to Acc.
Prin.   $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending
$3,427,331.26
Designated Certificateholder Holdback Amount (Beginning of Month)
$39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(                                             $0.00
Designated Certificateholder Holdback Amount (End of Month)
$39,900,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
fo                                            $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))
$601,781.74
MONTHLY SECURITY REPORT
HOUSEHOLD CONSUMER LOAN TRUST 1996-1
Distribution Date                            13-Mar-98
Payment Date:                                16-Mar-98
Collection Period Beginning                  01-Feb-98
Collection Period Ending:                    28-Feb-98
Note and Certificate Accrual Beginning:      17-Feb-98
Note and Certificate Accrual Ending:         16-Mar-98
Ending Pool Principal Balance
$4,145,384,652.78
Series 1996-1 Participation Invested Amount
$534,052,356.94
Seller Amount
$495,451,468.70
Remittances on the Participation
$15,718,748.36
Optimum Monthly Principal
$12,741,758.18
Accelerated Principal Payment
$113,915.44
Beginning Class A Note Security Balance
$341,880,699.31
Beginning Class B Note Security Balance
$136,244,640.00
Beginning Certificate Security Balance
$25,455,360.00
Beginning Overcollateralization Amount
$43,213,415.82
Beginning Class A Adjusted Balance
$341,880,699.31
Beginning Class B Adjusted Balance
$136,244,640.00
Beginning Certficate  Adjusted Balance
$25,455,360.00
Beginning Overcollateralization Amount
$43,213,415.82
Ending Class A Note Security Balance
$329,025,025.68
Ending Class B Note Security Balance
$136,244,640.00
Ending Certificate Security Balance
$25,455,360.00
Ending Overcollateralization Amount
$43,327,331.26
Ending Class A Adjusted Balance
$329,025,025.68
Ending Class B Adjusted Balance
$136,244,640.00
Ending Certificate  Adjusted Balance
$25,455,360.00
Ending Overcollateralization Amount
$43,327,331.26
Class A Note Rate Capped at 13%
5.845000%
Class B Note Rate Capped at 15%
6.225000%
Certificate Rate Capped at 16%
6.625000%
Class A Interest Due
$1,498,719.52
Class B Interest Due
$636,092.16
Certificate Yield  Due
$126,481.32
Class A Interest Paid
$1,498,719.52
Class B Interest Paid
$636,092.16
Certificate Yield Paid
$126,481.32
Class A Unpaid Interest
$0.00
Class B Unpaid Interest
$0.00
Cetificate Unpaid Yield
$0.00
Class A Principal Paid
$12,855,673.62
Class B Principal Paid
$0.00
Certificate  Principal Paid
$0.00
OC Principal Paid
$0.00
Beginning Class A Net Charge-Off
$0.00
Beginning Class B Net Charge-Off
$0.00
Beginning Certificate Net Charge-Off
$0.00
Beginning OC Net Charge-Off
$0.00
Reversals Allocated to Class A
$0.00
Reversals Allocated to Class B
$0.00
Reversals Allocated to Certificates
$0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
$113,915.44
Total Charge-Offs:
$0.00
Charge-Offs Allocated to Class A
$0.00
Charge-Offs Allocated to Class B
$0.00
Charge-Offs Allocated to Certificates
$0.00
Charge-Offs Allocated to OC
$0.00
Ending Class A Net Charge-Off
$0.00
Ending Class B Net Charge-Off
$0.00
Ending Certificate Net Charge-Off
$0.00
Ending OC Net Charge-Off
$0.00
Interest paid per $1,000 Class A
2.347618
Principal paid per $1,000 Class A
20.137333
Interest paid per $1,000 Class B
4.668750
Principal paid per $1,000 Class B
0.000000
Yield Paid per $1,000 Certificate
4.968750
Principal Paid per $1,000 Certificate
0.000000

BLOOMBERG SUMMARY

HOUSEHOLD CONSUMER LOAN TRUST 1996-1
Distribution Date                                     16-Mar-98
Due Period                                               Feb-98
Monthly Payment Rate (including charge offs)
                                                            3.63%
Monthly Draw Rate
                                                            1.30%
Monthly Net Payment Rate
                                                            2.33%
Actual Payment Rate
                                                            2.33%
Annualized Cash Yield
                                                            19.39%
Annualized Gross Losses
                                                            8.26%
Annualized Portfolio Yield
                                                            11.13%
Weighted Coupon
                                                            5.99%
Excess Servicing
                                                            5.14%
Ending Overcollateralization Percentage (3 mo avg)
                                                            7.91%
Trigger Level
                                                            4.75%
Excess Overcollateralization
                                                            3.16%
Delinquencies:      (Principal/Principal)
      30-59 days (Del Stat 1)
                                                            4.85%
      60-89 days (Del Stat 2)
                                                            1.94%
      90+ days (Del Stat 3+)
                                                            6.88%
Total Participation Balance (ending)
534,052,356.94